UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2009 (October 6, 2009)

AVIS BUDGET GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	1-10308	06-0918165
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Sylvan Way Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (973) 496-4700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release describing a proposed offering of senior convertible notes pursuant to Rule 144A under the Securities Act of 1933, as amended.

In connection with the offering, Avis Budget Group, Inc. (“Avis Budget”) intends to enter into one or more convertible note hedge transactions with one or more counterparties, which may include one or more of the initial purchasers or their respective affiliates. Avis Budget also intends to enter into one or more warrant transactions with such counterparties. The warrant transactions could have a dilutive effect on Avis Budget’s earnings per share to the extent that the price of its common stock exceeds the strike price of the warrants. Avis Budget has been advised that, in connection with establishing their initial hedge of those transactions, the counterparties and/or their respective affiliates expect to enter into various derivative transactions with respect to Avis Budget’s common stock concurrently with, or shortly after, the pricing of the notes. The various derivative transactions could increase (or reduce the size of any decrease in) the price of Avis Budget’s common stock concurrently with or following the pricing of the notes or the exercise of the over-allotment option by the initial purchasers to purchase additional notes.

This Form 8-K (including the information incorporate by reference herein) is neither an offer to sell nor a solicitation of an offer to buy any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

The notes, the shares of common stock underlying such notes, the convertible note hedge transactions and the warrants have not been and will not be registered under the Securities Act of 1933, as amended, or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This Form 8-K contains certain forward-looking statements that are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to, whether or not Avis Budget will offer the notes or consummate the offering, the anticipated terms of the notes and the offering, and the anticipated use of the proceeds of the offering. Avis Budget does not undertake any obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of this Form 8-K.

The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.

Exhibits. The following document has been filed as an exhibit to this report and is incorporated by reference herein as described above.

Exhibit No.	Description of Exhibit

99.1	Press Release Dated October 6, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIS BUDGET GROUP, INC.

Date: October 7, 2009	By:	/s/ Jean M. Sera
		Name:	Jean M. Sera
		Title:	Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release Dated October 6, 2009.